Investment in Affiliates (Combined and Condensed Information Related to Affiliates) (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Operations:
Total revenues	¥ 1,333,838	¥ 1,094,317	¥ 1,086,818
Income before income taxes	177,535	130,799	137,698
Net income	141,964	109,865	91,200
Financial position:
Total assets	8,350,901	6,897,921	5,704,862
Total liabilities	6,206,321	5,131,402	4,562,871
Total equity	¥ 2,144,580	¥ 1,766,519	¥ 1,141,991